CONSENT OF PRICEWATERHOUSECOOPERS LLP,

                             INDEPENDENT ACCOUNTANTS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus dated December 1, 1999, and "Reports to Shareholders," "Independent Auditors/Accountants" and "Financial Statements" in the Statement of Additional Information dated December 1, 1999, of the Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated October 1, 1999 with respect to the financial statements and financial highlights of the Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund (four of the series comprising Neuberger Berman Equity Funds), and the Neuberger Berman Manhattan Portfolio, Neuberger Berman Millennium Portfolio, Neuberger
Berman Regency Portfolio and Neuberger Berman Socially Responsive Portfolio (four of the series comprising Neuberger Berman Equity Managers Trust), included in the August 31, 1999 Annual Reports to Shareholders, which Prospectus and Statement of Additional Information are incorporated by reference in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 (File No. 2-11357) of Neuberger Berman Equity Funds.

                                    /s/PRICEWATERHOUSECOOPERS LLP
                                       --------------------------
                                       PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 23, 2000

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus dated December 1, 1999, and "Reports to Shareholders," "Independent Auditors/Accountants" and "Financial Statements" in the Statement of Additional Information dated December 1, 1999, of the Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated October 1, 1999 with respect to the financial statements and financial highlights of the Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, and Neuberger Berman Partners Fund (five of the series comprising Neuberger Berman Equity Funds), and the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio (four of the series comprising Neuberger Berman Equity Managers Trust), and the Neuberger Berman International Portfolio (the only series comprising Neuberger Berman Global Managers Trust) included in the August 31, 1999 Annual Reports to Shareholders dated December 1, 1999, which Prospectus and Statement of Additional Information are incorporated by reference in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 (File No. 2-11357) of Neuberger Berman Equity Funds.

                                                       ERNST & YOUNG LLP

Boston, Massachusetts
June 23, 2000